Exhibit 10.29

KEANE GROUP, INC.
EQUITY AND INCENTIVE AWARD PLAN

AMENDMENT TO
DEFERRED STOCK AWARD AGREEMENT

This Amendment (this “Amendment”) is made and entered into on [●], 2018, by and between Keane Group, Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”). Capitalized terms not otherwise defined shall have the meanings provided in the Keane Group, Inc. Equity and Incentive Award Plan (the “Plan”)

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan;

WHEREAS, the Company granted a Deferred Stock Award under the Plan to the Participant pursuant to an Award Agreement dated as of March 17, 2017 (the “Award Agreement”); and

WHEREAS, the Company and the Participant desire to amend the Award Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    The reference to “February 15, 2019” in Section 1(a) of the Award Agreement is replaced with “March 5, 2019” where it appears therein.

2.    Except set forth in this Amendment, all of the other provisions of the Award Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

KEANE GROUP, INC.

By:
Name:
Title:

PARTICIPANT

Name: